UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

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UNITED CANNABIS CORPORATION

(Exact name of registrant as specified in its charter)

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Colorado	000-54582	46-5221947
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Broadway, Suite 1600

Denver, CO  80202

(Address of Principal Executive Offices) (Zip Code)

(303) 386-7321

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 31, 2017, the Company adopted the 2017 Stock Incentive Plan (the “2017 Plan”).  Pursuant to the 2017 Plan, awards may be in the form of Incentive Stock Options, Non-Qualified Stock Options, or Stock Bonuses.  Up to 6,000,000 shares of common stock can be issued pursuant to the 2017 Plan upon the exercise of options granted pursuant to the 2017 Plan or for shares awarded as stock bonuses.

On May 31, 2017 the Company granted Non-Qualified Stock Options to the persons, in the amounts, and upon the terms shown below:

	Shares Issuable Upon	Option	Expiration
Name	Exercise of Option	Exercise Price	Date

Earnest Blackmon	100,000	$0.56	May 30, 2027
Tony Verzura	100,000	$0.56	May 30, 2027
Chadwick Ruby	2,600,000	$0.56	May 30, 2027

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2017	UNITED CANNABIS CORPORATION

	By:	/s/ Earnest Blackmon
Earnest Blackmon Chief Executive Officer